Principal Funds, Inc.
Supplement dated February 28, 2020
to the Statement of Additional Information dated December 31, 2019
(as previously supplemented)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Effective March 3, 2020, delete references to Mark R. Nebelung.
Effective March 3, 2020, in the Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) Other Accounts Managed table, add the following alphabetically to the list of portfolio managers:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher Ibach (1): SystematEx International Fund
Registered investment companies	1	$467.6 million	0	$0
Other pooled investment vehicles	1	$10.9 million	0	$0
Other accounts	5	$1.9 billion	0	$0

(1) Information as of December 31, 2019

In the Ownership of Securities table, add the following row alphabetically to the list of portfolio managers:

Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Christopher Ibach (1)	SystematEx International	None

(1)	Information as of December 31, 2019